SiriusPoint Ltd.

Financial Supplement
December 31, 2025

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Annual Report on Form 10-K.

Point Building	Liam Blackledge - Investor Relations and Strategy Manager
3 Waterloo Lane	Tel: + 44 203 772 3082
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and attritional combined ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per diluted common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Operating net income and Operating earnings per share are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is net income and diluted earnings per share, respectively. Operating net income excludes items which we believe are not indicative of the operations of our operating businesses, including realized and unrealized gains (losses) on strategic and other investments and liability-classified capital instruments, non-recurring costs associated with acquisitions or sales of subsidiaries, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, and foreign exchange gains (losses). We believe it is useful to review Operating net income as it better reflects how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Operating ROE is calculated by dividing annualized Operating net income for the period by average common shareholders’ equity, excluding AOCI, and after adjusting for the above noted items to arrive at Operating net income. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates.Reconciliations and definitions of such measures to the most directly comparable GAAP figures are included in the attached financial information in accordance with Regulation G and Item 10(e) of Regulation S-K, as applicable.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: These risks and uncertainties include, but are not limited to, the "Risk Factors" described in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Financial Metrics
December 31, 2025 and 2024
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	($ in millions, except for ratios and per share amounts)
Combined ratio	90.0%	94.4%	88.3%	88.3%
Core combined ratio (1)	92.9%	90.2%	91.7%	91.0%
Core underwriting income (1)	$48.6	$56.3	$214.3	$200.0
Core net services income (1)	$4.2	$10.4	$41.9	$44.6
Operating net income (1)	$85.8	$43.5	$310.0	$303.5
Operating earnings per share (1)	$0.70	$0.27	$2.55	$1.71
Annualized ROE	44.9%	(4.0)%	22.1%	9.1%
Annualized Operating ROE (1)	17.1%	8.2%	16.2%	14.6%

	December 31, 2025	December 31, 2024
Book value per common share	$19.40	$14.92
Book value per diluted common share	$18.61	$14.60
Book value per diluted common share ex. AOCI (1)	$18.10	$14.64
Tangible book value per diluted common share (1)	$17.62	$13.42
(1)Core combined ratio, Core underwriting income, and Core net services income are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Operating net income, Operating earnings per share, and Operating ROE are non-GAAP financial measures. See reconciliations in “Operating net income and Operating earnings per share" and "Operating ROE." Book value per diluted common share ex. AOCI and tangible book value per diluted common share are non-GAAP financial measures. See reconciliation in “Book Value per Share - by Quarter.”

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Assets
Debt securities, available for sale, at fair value, net of allowance for credit losses	$5,168.6	$5,145.6	$4,735.9	$4,635.2	$5,131.0
Debt securities, trading, at fair value	90.3	98.7	102.9	117.6	162.2
Short-term investments, at fair value	28.3	24.6	54.9	48.2	95.8
Other long-term investments, at fair value	315.1	318.3	320.1	317.7	316.5
Total investments	5,602.3	5,587.2	5,213.8	5,118.7	5,705.5
Cash and cash equivalents	731.2	582.4	732.4	740.3	682.0
Restricted cash and cash equivalents	171.2	135.3	190.8	184.9	212.6
Due from brokers	7.5	10.0	8.2	18.8	11.2
Interest and dividends receivable	47.1	43.9	42.5	42.1	44.0
Insurance and reinsurance balances receivable, net	2,260.3	2,291.4	2,290.1	2,240.8	2,054.4
Deferred acquisition costs, net	384.1	381.1	379.5	369.3	327.5
Unearned premiums ceded	487.4	487.1	484.0	514.3	463.9
Loss and loss adjustment expenses recoverable, net	2,102.3	2,162.9	2,263.9	2,335.7	2,315.3
Deferred tax asset	267.7	282.2	297.1	293.3	297.0
Intangible assets	121.2	123.6	135.1	137.9	140.8
Other assets	272.1	330.0	318.3	284.4	270.7
Assets held for sale	115.2	43.1	—	—	—
Total assets	$12,569.6	$12,460.2	$12,355.7	$12,280.5	$12,524.9
Liabilities
Loss and loss adjustment expense reserves	$5,782.5	$5,811.7	$5,817.4	$5,762.6	$5,653.9
Unearned premium reserves	1,855.4	1,867.9	1,854.0	1,816.8	1,639.2
Reinsurance balances payable	1,447.6	1,492.1	1,539.9	1,707.5	1,781.6
Deferred gain on retroactive reinsurance	—	—	—	6.6	8.5
Debt	688.6	682.5	678.4	663.5	639.1
Due to brokers	5.5	27.5	9.0	6.6	18.0
Deferred tax liability	73.0	78.5	89.6	94.2	76.2
Share repurchase liability	—	—	—	—	483.0
Liabilities held for sale	—	25.8	—	—	—
Other liabilities	246.1	263.2	260.6	196.0	286.6
Total liabilities	10,098.7	10,249.2	10,248.9	10,253.8	10,586.1
Commitments and contingent liabilities
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	200.0
Common shares	11.7	11.7	11.7	11.6	11.6
Additional paid-in capital	967.7	957.4	945.8	944.7	945.0
Retained earnings	1,228.5	988.5	901.7	842.5	784.9
Accumulated other comprehensive income (loss), net of tax	61.9	52.3	46.5	26.4	(4.1)
Shareholders’ equity attributable to SiriusPoint shareholders	2,469.8	2,209.9	2,105.7	2,025.2	1,937.4
Noncontrolling interests	1.1	1.1	1.1	1.5	1.4
Total shareholders’ equity	2,470.9	2,211.0	2,106.8	2,026.7	1,938.8
Total liabilities, noncontrolling interests and shareholders’ equity	$12,569.6	$12,460.2	$12,355.7	$12,280.5	$12,524.9

SiriusPoint Ltd.
Consolidated Statements of Income (Loss)
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenues
Net earned premium	$667.4	$590.3	$2,593.8	$2,343.5
Net investment income	68.9	68.9	274.8	303.6
Net realized and unrealized investment losses	(9.5)	(39.9)	(2.9)	(79.0)
Net investment income net realized and unrealized investment losses	59.4	29.0	271.9	224.6
Other revenues	246.9	19.4	339.4	184.2
Loss on settlement and change in fair value of liability-classified capital instruments	—	(25.9)	—	(148.5)
Total revenues	973.7	612.8	3,205.1	2,603.8
Expenses
Loss and loss adjustment expenses incurred, net	372.2	369.1	1,519.5	1,368.5
Acquisition costs, net	173.2	134.6	583.6	516.9
Other underwriting expenses	54.9	53.9	187.9	181.7
Net corporate and other expenses	63.0	58.1	257.0	232.1
Intangible asset amortization	2.4	3.0	10.9	11.9
Interest expense	19.5	19.6	79.7	69.6
Foreign exchange (gains) losses	8.3	(12.9)	25.2	(10.0)
Total expenses	693.5	625.4	2,663.8	2,370.7
Income (loss) before income tax expense	280.2	(12.6)	541.3	233.1
Income tax expense	(36.1)	(4.4)	(81.2)	(30.7)
Net income (loss)	244.1	(17.0)	460.1	202.4
Net income attributable to noncontrolling interests	(0.1)	(0.3)	(0.5)	(2.5)
Net income (loss) available to SiriusPoint	244.0	(17.3)	459.6	199.9
Dividends on Series B preference shares	(4.0)	(4.0)	(16.0)	(16.0)
Net income (loss) available to SiriusPoint common shareholders	$240.0	$(21.3)	$443.6	$183.9
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders ⁽¹⁾	$2.05	$(0.13)	$3.80	$1.06
Diluted earnings (loss) per share available to SiriusPoint common shareholders ⁽¹⁾	$1.97	$(0.13)	$3.64	$1.04
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	116,788,646	161,378,360	116,507,940	166,537,394
Diluted	121,838,966	161,378,360	121,648,050	169,470,681
(1)    Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Income (Loss) - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Revenues
Net earned premium	$667.4	$647.7	$652.0	$626.7	$590.3
Net investment income	68.9	66.5	68.2	71.2	68.9
Net realized and unrealized investment gains (losses)	(9.5)	6.2	0.7	(0.3)	(39.9)
Net investment income and net realized and unrealized investment gains (losses)	59.4	72.7	68.9	70.9	29.0
Other revenues	246.9	35.5	27.3	29.7	19.4
Loss on settlement and change in fair value of liability-classified capital instruments	—	—	—	—	(25.9)
Total revenues	973.7	755.9	748.2	727.3	612.8
Expenses
Loss and loss adjustment expenses incurred, net	372.2	372.9	372.6	401.8	369.1
Acquisition costs, net	173.2	139.8	140.9	129.7	134.6
Other underwriting expenses	54.9	43.6	48.3	41.1	53.9
Net corporate and other expenses	63.0	62.5	70.9	60.6	58.1
Intangible asset amortization	2.4	2.8	2.8	2.9	3.0
Interest expense	19.5	21.0	21.1	18.1	19.6
Foreign exchange (gains) losses	8.3	2.4	16.7	(2.2)	(12.9)
Total expenses	693.5	645.0	673.3	652.0	625.4
Income (loss) before income tax expense	280.2	110.9	74.9	75.3	(12.6)
Income tax expense	(36.1)	(20.2)	(11.6)	(13.3)	(4.4)
Net income (loss)	244.1	90.7	63.3	62.0	(17.0)
Net (income) loss attributable to noncontrolling interests	(0.1)	0.1	(0.1)	(0.4)	(0.3)
Net income (loss) available to SiriusPoint	244.0	90.8	63.2	61.6	(17.3)
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(4.0)	(4.0)
Net income (loss) available to SiriusPoint common shareholders	$240.0	$86.8	$59.2	$57.6	$(21.3)
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders ⁽¹⁾	$2.05	$0.74	$0.51	$0.50	$(0.13)
Diluted earnings (loss) per share available to SiriusPoint common shareholders ⁽¹⁾	$1.97	$0.73	$0.50	$0.49	$(0.13)
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	116,788,646	116,726,540	116,523,435	115,975,961	161,378,360
Diluted	121,838,966	118,817,903	118,669,471	118,555,166	161,378,360
(1)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Comprehensive Income (Loss) - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Comprehensive income (loss)
Net income (loss)	$244.1	$90.7	$63.3	$62.0	$(17.0)
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustments	2.2	(3.3)	3.4	(0.2)	2.6
Unrealized gains (losses) from debt securities held as available for sale investments	6.1	2.2	19.1	32.7	(89.1)
Reclassifications from accumulated other comprehensive income (loss)	1.3	6.9	(2.4)	(2.0)	0.9
Total other comprehensive income (loss)	9.6	5.8	20.1	30.5	(85.6)
Comprehensive income (loss)	253.7	96.5	83.4	92.5	(102.6)
Net (income) loss attributable to noncontrolling interests	(0.1)	0.1	(0.1)	(0.4)	(0.3)
Comprehensive income (loss) available to SiriusPoint	$253.6	$96.6	$83.3	$92.1	$(102.9)

SiriusPoint Ltd.
Segment Reporting - Three months ended December 31, 2025
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$556.0	$340.9	$896.9	$—	$1.4	$—	$898.3
Net written premium	377.1	283.8	660.9	—	(5.8)	—	655.1
Net earned premium	395.0	281.6	676.6	—	(9.2)	—	667.4
Loss and loss adjustment expenses incurred, net	230.5	159.0	389.5	(2.2)	(15.1)	—	372.2
Acquisition costs, net	113.1	75.6	188.7	(26.6)	11.1	—	173.2
Other underwriting expenses	24.9	24.9	49.8	—	5.1	—	54.9
Underwriting income (loss)	26.5	22.1	48.6	28.8	(10.3)	—	67.1
Services revenues	45.7	—	45.7	(22.4)	—	(23.3)	—
Services expenses	41.4	—	41.4	—	—	(41.4)	—
Net services fee income	4.3	—	4.3	(22.4)	—	18.1	—
Services noncontrolling income	(0.1)	—	(0.1)	—	—	0.1	—
Net services income	4.2	—	4.2	(22.4)	—	18.2	—
Segment income (loss)	30.7	22.1	52.8	6.4	(10.3)	18.2	67.1
Net investment income					68.9	—	68.9
Net realized and unrealized investment losses					(9.5)	—	(9.5)
Other revenues					223.6	23.3	246.9
Net corporate and other expenses					(21.6)	(41.4)	(63.0)
Intangible asset amortization					(2.4)	—	(2.4)
Interest expense					(19.5)	—	(19.5)
Foreign exchange losses					(8.3)	—	(8.3)
Income before income tax expense	$30.7	$22.1	52.8	6.4	220.9	0.1	280.2
Income tax expense			—	—	(36.1)	—	(36.1)
Net income			52.8	6.4	184.8	0.1	244.1
Net income attributable to noncontrolling interest			—	—	—	(0.1)	(0.1)
Net income available to SiriusPoint			$52.8	$6.4	$184.8	$—	$244.0

Attritional losses	$238.4	$159.1	$397.5	$(2.2)	$(8.1)	$—	$387.2
Catastrophe losses	2.5	4.5	7.0	—	—	—	7.0
Prior year loss reserve development	(10.4)	(4.6)	(15.0)	—	(7.0)	—	(22.0)
Loss and loss adjustment expenses incurred, net	$230.5	$159.0	$389.5	$(2.2)	$(15.1)	$—	$372.2

Underwriting Ratios: (1)
Attritional loss ratio	60.4%	56.5%	58.8%				58.1%
Catastrophe loss ratio	0.6%	1.6%	1.0%				1.0%
Prior year loss development ratio	(2.6)%	(1.6)%	(2.2)%				(3.3)%
Loss ratio	58.4%	56.5%	57.6%				55.8%
Acquisition cost ratio	28.6%	26.8%	27.9%				26.0%
Other underwriting expenses ratio	6.3%	8.8%	7.4%				8.2%
Combined ratio	93.3%	92.1%	92.9%				90.0%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended December 31, 2024
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$450.3	$312.2	$762.5	$—	$(3.0)	$—	$759.5
Net written premium	322.7	237.5	560.2	—	4.8	—	565.0
Net earned premium	315.7	265.9	581.6	—	8.7	—	590.3
Loss and loss adjustment expenses incurred, net	175.3	148.3	323.6	(1.4)	46.9	—	369.1
Acquisition costs, net	77.8	73.1	150.9	(27.6)	11.3	—	134.6
Other underwriting expenses	24.6	26.2	50.8	—	3.1	—	53.9
Underwriting income (loss)	38.0	18.3	56.3	29.0	(52.6)	—	32.7
Services revenues	51.6	—	51.6	(31.4)	—	(20.2)	—
Services expenses	41.2	—	41.2	—	—	(41.2)	—
Net services income	10.4	—	10.4	(31.4)	—	21.0	—
Segment income (loss)	48.4	18.3	66.7	(2.4)	(52.6)	21.0	32.7
Net investment income					68.9	—	68.9
Net realized and unrealized investment losses					(39.9)	—	(39.9)
Other revenues					(0.8)	20.2	19.4
Loss on settlement and change in fair value of liability classified instruments					(25.9)	—	(25.9)
Net corporate and other expenses					(16.9)	(41.2)	(58.1)
Intangible asset amortization					(3.0)	—	(3.0)
Interest expense					(19.6)	—	(19.6)
Foreign exchange gains					12.9	—	12.9
Income (loss) before income tax expense	$48.4	$18.3	66.7	(2.4)	(76.9)	—	(12.6)
Income tax expense			—	—	(4.4)	—	(4.4)
Net income (loss)			66.7	(2.4)	(81.3)	—	(17.0)
Net income attributable to noncontrolling interest			—	—	(0.3)	—	(0.3)
Net income (loss) available to SiriusPoint			$66.7	$(2.4)	$(81.6)	$—	$(17.3)

Attritional losses	$188.2	$154.9	$343.1	$(1.4)	$26.1	$—	$367.8
Catastrophe losses	3.4	35.2	38.6	—	—	—	38.6
Prior year loss reserve development	(16.3)	(41.8)	(58.1)	—	20.8	—	(37.3)
Loss and loss adjustment expenses incurred, net	$175.3	$148.3	$323.6	$(1.4)	$46.9	$—	$369.1

Underwriting Ratios: (1)
Attritional loss ratio	59.6%	58.3%	59.0%				62.3%
Catastrophe loss ratio	1.1%	13.2%	6.6%				6.5%
Prior year loss development ratio	(5.2)%	(15.7)%	(10.0)%				(6.3)%
Loss ratio	55.5%	55.8%	55.6%				62.5%
Acquisition cost ratio	24.6%	27.5%	25.9%				22.8%
Other underwriting expenses ratio	7.8%	9.9%	8.7%				9.1%
Combined ratio	87.9%	93.2%	90.2%				94.4%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Year ended December 31, 2025
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$2,313.5	$1,375.0	$3,688.5	$—	$17.1	$—	$3,705.6
Net written premium	1,650.2	1,127.4	2,777.6	—	(4.8)	—	2,772.8
Net earned premium	1,481.6	1,109.9	2,591.5	—	2.3	—	2,593.8
Loss and loss adjustment expenses incurred, net	874.9	656.2	1,531.1	(7.2)	(4.4)	—	1,519.5
Acquisition costs, net	396.6	277.9	674.5	(109.7)	18.8	—	583.6
Other underwriting expenses	86.3	85.3	171.6	—	16.3	—	187.9
Underwriting income (loss)	123.8	90.5	214.3	116.9	(28.4)	—	302.8
Services revenues	224.4	—	224.4	(117.0)	—	(107.4)	—
Services expenses	182.6	—	182.6	—	—	(182.6)	—
Net services fee income	41.8	—	41.8	(117.0)	—	75.2	—
Services noncontrolling loss	0.1	—	0.1	—	—	(0.1)	—
Net services income	41.9	—	41.9	(117.0)	—	75.1	—
Segment income (loss)	165.7	90.5	256.2	(0.1)	(28.4)	75.1	302.8
Net investment income					274.8	—	274.8
Net realized and unrealized investment losses					(2.9)	—	(2.9)
Other revenues					232.0	107.4	339.4
Net corporate and other expenses					(74.4)	(182.6)	(257.0)
Intangible asset amortization					(10.9)	—	(10.9)
Interest expense					(79.7)	—	(79.7)
Foreign exchange losses					(25.2)	—	(25.2)
Income before income tax expense	$165.7	$90.5	256.2	(0.1)	285.3	(0.1)	541.3
Income tax expense			—	—	(81.2)	—	(81.2)
Net income			256.2	(0.1)	204.1	(0.1)	460.1
Net income attributable to noncontrolling interests			—	—	(0.6)	0.1	(0.5)
Net income available to SiriusPoint			$256.2	$(0.1)	$203.5	$—	$459.6

Attritional losses	$899.7	$629.2	$1,528.9	$(7.2)	$(2.8)	$—	$1,518.9
Catastrophe losses	7.3	67.1	74.4	—	—	—	74.4
Prior year loss reserve development	(32.1)	(40.1)	(72.2)	—	(1.6)	—	(73.8)
Loss and loss adjustment expenses incurred, net	$874.9	$656.2	$1,531.1	$(7.2)	$(4.4)	$—	$1,519.5

Underwriting Ratios: (1)
Attritional loss ratio	60.8%	56.7%	59.0%				58.5%
Catastrophe loss ratio	0.5%	6.0%	2.9%				2.9%
Prior year loss development ratio	(2.2)%	(3.6)%	(2.8)%				(2.8)%
Loss ratio	59.1%	59.1%	59.1%				58.6%
Acquisition cost ratio	26.8%	25.0%	26.0%				22.5%
Other underwriting expenses ratio	5.8%	7.7%	6.6%				7.2%
Combined ratio	91.7%	91.8%	91.7%				88.3%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Year ended December 31, 2024
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$1,840.8	$1,335.6	$3,176.4	$—	$68.2	$—	$3,244.6
Net written premium	1,236.2	1,104.7	2,340.9	—	11.2	—	2,352.1
Net earned premium	1,154.0	1,045.1	2,199.1	—	144.4	—	2,343.5
Loss and loss adjustment expenses incurred, net	714.1	554.3	1,268.4	(5.5)	105.6	—	1,368.5
Acquisition costs, net	284.7	279.9	564.6	(121.4)	73.7	—	516.9
Other underwriting expenses	80.0	86.1	166.1	—	15.6	—	181.7
Underwriting income (loss)	75.2	124.8	200.0	126.9	(50.5)	—	276.4
Services revenues	222.9	—	222.9	(132.8)	—	(90.1)	—
Services expenses	176.2	—	176.2	—	—	(176.2)	—
Net services fee income	46.7	—	46.7	(132.8)	—	86.1	—
Services noncontrolling income	(2.1)	—	(2.1)	—	—	2.1	—
Net services income	44.6	—	44.6	(132.8)	—	88.2	—
Segment income (loss)	119.8	124.8	244.6	(5.9)	(50.5)	88.2	276.4
Net investment income					303.6	—	303.6
Net realized and unrealized investment losses					(79.0)	—	(79.0)
Other revenues					94.1	90.1	184.2
Loss on settlement and change in fair value of liability-classified instruments					(148.5)	—	(148.5)
Net corporate and other expenses					(55.9)	(176.2)	(232.1)
Intangible asset amortization					(11.9)	—	(11.9)
Interest expense					(69.6)	—	(69.6)
Foreign exchange gains					10.0	—	10.0
Income (loss) before income tax expense	$119.8	$124.8	244.6	(5.9)	(7.7)	2.1	233.1
Income tax expense			—	—	(30.7)	—	(30.7)
Net income (loss)			244.6	(5.9)	(38.4)	2.1	202.4
Net income attributable to noncontrolling interests			—	—	(0.4)	(2.1)	(2.5)
Net income (loss) available to SiriusPoint			$244.6	$(5.9)	$(38.8)	$—	$199.9

Attritional losses	$734.5	$579.8	$1,314.3	$(5.5)	$112.8	$—	$1,421.6
Catastrophe losses	5.3	49.5	54.8	—	—	—	54.8
Prior year loss reserve development	(25.7)	(75.0)	(100.7)	—	(7.2)	—	(107.9)
Loss and loss adjustment expenses incurred, net	$714.1	$554.3	$1,268.4	$(5.5)	$105.6	$—	$1,368.5

Underwriting Ratios: (1)
Attritional loss ratio	63.6%	55.5%	59.8%				60.7%
Catastrophe loss ratio	0.5%	4.7%	2.5%				2.3%
Prior year loss development ratio	(2.2)%	(7.2)%	(4.6)%				(4.6)%
Loss ratio	61.9%	53.0%	57.7%				58.4%
Acquisition cost ratio	24.7%	26.8%	25.7%				22.1%
Other underwriting expenses ratio	6.9%	8.2%	7.6%				7.8%
Combined ratio	93.5%	88.0%	91.0%				88.3%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Revenues
Gross written premium	$898.3	$874.4	$948.2	$984.7	$759.5
Net written premium	655.1	670.3	704.4	743.0	565.0
Net earned premium	667.4	647.7	652.0	626.7	590.3
Expenses
Loss and loss adjustment expenses incurred, net	372.2	372.9	372.6	401.8	369.1
Acquisition costs, net	173.2	139.8	140.9	129.7	134.6
Other underwriting expenses	54.9	43.6	48.3	41.1	53.9
Underwriting income	$67.1	$91.4	$90.2	$54.1	$32.7

Attritional losses	$387.2	$381.8	$381.8	$368.1	$367.8
Catastrophe losses, net of reinsurance and reinstatement premiums	7.0	—	(0.5)	67.9	38.6
Favorable prior year loss reserve development	$(22.0)	$(8.9)	$(8.7)	$(34.2)	$(37.3)

Underwriting Ratios (1):
Loss ratio	55.8%	57.6%	57.1%	64.1%	62.5%
Acquisition cost ratio	26.0%	21.6%	21.6%	20.7%	22.8%
Other underwriting expenses ratio	8.2%	6.7%	7.4%	6.6%	9.1%
Combined ratio	90.0%	85.9%	86.1%	91.4%	94.4%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Revenues
Gross written premium	$896.9	$871.6	$930.1	$989.9	$762.5
Net written premium	660.9	664.9	699.8	752.0	560.2
Net earned premium	676.6	643.5	645.6	625.8	581.6
Expenses
Loss and loss adjustment expenses incurred, net	389.5	370.8	365.6	405.2	323.6
Acquisition costs, net	188.7	163.0	168.4	154.4	150.9
Other underwriting expenses	49.8	40.1	44.0	37.7	50.8
Underwriting income	48.6	69.6	67.6	28.5	56.3
Services revenues	45.7	58.5	58.1	62.1	51.6
Services expenses	41.4	48.5	49.6	43.1	41.2
Net services fee income	4.3	10.0	8.5	19.0	10.4
Services noncontrolling (income) loss	(0.1)	0.1	0.2	(0.1)	—
Net services income	4.2	10.1	8.7	18.9	10.4
Segment income	$52.8	$79.7	$76.3	$47.4	$66.7

Attritional losses	$397.5	$379.9	$379.9	$371.6	$343.1
Catastrophe losses, net of reinsurance and reinstatement premiums	7.0	—	(0.5)	67.9	38.6
Favorable prior year loss reserve development	$(15.0)	$(9.1)	$(13.8)	$(34.3)	$(58.1)

Underwriting Ratios (2):
Loss ratio	57.6%	57.6%	56.6%	64.7%	55.6%
Acquisition cost ratio	27.9%	25.3%	26.1%	24.7%	25.9%
Other underwriting expenses ratio	7.4%	6.2%	6.8%	6.0%	8.7%
Combined ratio	92.9%	89.1%	89.5%	95.4%	90.2%

Accident year loss ratio	59.8%	59.0%	58.8%	70.2%	65.6%
Accident year combined ratio	95.0%	90.6%	91.7%	100.9%	100.3%
Attritional loss ratio	58.8%	59.0%	58.8%	59.3%	59.0%
Attritional combined ratio	94.1%	90.5%	91.7%	90.0%	93.6%
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net earned premium. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and attritional combined ratio exclude catastrophe losses from the respective accident year ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Revenues
Gross written premium	$556.0	$562.0	$560.4	$635.1	$450.3
Net written premium	377.1	396.8	392.8	483.5	322.7
Net earned premium	395.0	381.2	369.2	336.2	315.7
Expenses
Loss and loss adjustment expenses incurred, net	230.5	225.3	209.2	209.9	175.3
Acquisition costs, net	113.1	98.3	97.9	87.3	77.8
Other underwriting expenses	24.9	19.9	22.6	18.9	24.6
Underwriting income	26.5	37.7	39.5	20.1	38.0
Services revenues	45.7	58.5	58.1	62.1	51.6
Services expenses	41.4	48.5	49.6	43.1	41.2
Net services fee income	4.3	10.0	8.5	19.0	10.4
Services noncontrolling (income) loss	(0.1)	0.1	0.2	(0.1)	—
Net services income	4.2	10.1	8.7	18.9	10.4
Segment income	$30.7	$47.8	$48.2	$39.0	$48.4

Attritional losses	$238.4	$234.8	$218.9	$207.6	$188.2
Catastrophe losses, net of reinsurance and reinstatement premiums	2.5	—	—	4.8	3.4
Favorable prior year loss reserve development	$(10.4)	$(9.5)	$(9.7)	$(2.5)	$(16.3)

Underwriting Ratios (1):
Loss ratio	58.4%	59.1%	56.7%	62.4%	55.5%
Acquisition cost ratio	28.6%	25.8%	26.5%	26.0%	24.6%
Other underwriting expenses ratio	6.3%	5.2%	6.1%	5.6%	7.8%
Combined ratio	93.3%	90.1%	89.3%	94.0%	87.9%

Accident year loss ratio	61.0%	61.6%	59.3%	63.2%	60.7%
Accident year combined ratio	95.9%	92.6%	91.9%	94.8%	93.1%
Attritional loss ratio	60.4%	61.6%	59.3%	61.7%	59.6%
Attritional combined ratio	95.3%	92.6%	91.9%	93.3%	92.0%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and attritional combined ratio exclude catastrophe losses from the respective accident year ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Revenues
Gross written premium	$340.9	$309.6	$369.7	$354.8	$312.2
Net written premium	283.8	268.1	307.0	268.5	237.5
Net earned premium	281.6	262.3	276.4	289.6	265.9
Expenses
Loss and loss adjustment expenses incurred, net	159.0	145.5	156.4	195.3	148.3
Acquisition costs, net	75.6	64.7	70.5	67.1	73.1
Other underwriting expenses	24.9	20.2	21.4	18.8	26.2
Underwriting income	$22.1	$31.9	$28.1	$8.4	$18.3

Attritional losses	$159.1	$145.1	$161.0	$164.0	$154.9
Catastrophe losses, net of reinsurance and reinstatement premiums	4.5	—	(0.5)	63.1	35.2
(Favorable) adverse prior year loss reserve development	$(4.6)	$0.4	$(4.1)	$(31.8)	$(41.8)

Underwriting Ratios (1):
Loss ratio	56.5%	55.5%	56.6%	67.4%	55.8%
Acquisition cost ratio	26.8%	24.7%	25.5%	23.2%	27.5%
Other underwriting expense ratio	8.8%	7.7%	7.7%	6.5%	9.9%
Combined ratio	92.1%	87.9%	89.8%	97.1%	93.2%

Accident year loss ratio	58.1%	55.3%	58.1%	78.4%	71.5%
Accident year combined ratio	93.8%	87.7%	91.3%	108.1%	108.8%
Attritional loss ratio	56.5%	55.3%	58.3%	56.6%	58.3%
Attritional combined ratio	92.1%	87.7%	91.5%	86.3%	95.7%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and attritional combined ratio exclude catastrophe losses from the respective accident year ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Asset-backed securities	$921.1	16.5%	$914.4	16.4%	$984.4	18.9%	$1,007.8	19.8%	$1,149.7	20.1%
Residential mortgage-backed securities	963.1	17.2%	974.4	17.5%	916.9	17.6%	931.0	18.2%	973.8	17.1%
Commercial mortgage-backed securities	231.9	4.1%	204.4	3.7%	177.6	3.4%	174.0	3.4%	224.5	3.9%
Corporate debt securities	2,198.2	39.2%	2,043.0	36.7%	1,701.3	32.6%	1,618.3	31.6%	1,899.9	33.3%
U.S. government and government agency	835.7	14.9%	990.1	17.7%	936.2	18.0%	881.4	17.2%	859.0	15.1%
Non-U.S. government and government agency	18.6	0.3%	19.3	0.2%	19.5	0.3%	22.7	0.4%	24.1	0.4%
Total debt securities, available for sale	5,168.6	92.2%	5,145.6	92.2%	4,735.9	90.8%	4,635.2	90.6%	5,131.0	89.9%
Asset-backed securities	5.9	0.1%	8.6	0.2%	9.7	0.2%	19.1	0.4%	53.1	0.9%
Residential mortgage-backed securities	45.0	0.8%	46.1	0.8%	47.0	0.9%	47.9	0.9%	48.7	0.9%
Commercial mortgage-backed securities	31.9	0.6%	36.1	0.6%	38.6	0.7%	42.7	0.8%	51.8	0.9%
Corporate debt securities	3.7	0.1%	3.7	0.1%	3.5	0.1%	3.8	0.1%	4.6	0.1%
U.S. government and government agency	3.8	0.1%	4.2	0.1%	4.1	0.1%	4.1	0.1%	4.0	0.1%
Total debt securities, trading	90.3	1.7%	98.7	1.8%	102.9	2.0%	117.6	2.3%	162.2	2.9%
Short-term investments	28.3	0.5%	24.6	0.3%	54.9	1.0%	48.2	0.9%	95.8	1.7%
Other long-term investments	88.1	1.6%	93.5	1.7%	92.2	1.8%	92.4	1.8%	89.9	1.6%
Cost and equity method investments	69.3	1.2%	66.8	1.2%	68.8	1.3%	65.1	1.3%	64.7	1.1%
Investments in funds valued at net asset value	157.7	2.8%	158.0	2.8%	159.1	3.1%	160.2	3.1%	161.9	2.8%
Total investments	$5,602.3	100.0%	$5,587.2	100.0%	$5,213.8	100.0%	$5,118.7	100.0%	$5,705.5	100.0%

SiriusPoint Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	116,788,646	116,726,540	116,523,435	115,975,961	161,378,360
Dilutive effect of options, restricted share awards, restricted share units	5,050,320	2,091,363	2,146,036	2,579,205	—
Diluted number of common shares outstanding	121,838,966	118,817,903	118,669,471	118,555,166	161,378,360

Basic earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$240.0	$86.8	$59.2	$57.6	$(21.3)
Net income allocated to SiriusPoint participating common shareholders	(0.1)	(0.1)	(0.1)	(0.1)	—
Net income (loss) allocated to SiriusPoint common shareholders	$239.9	$86.7	$59.1	$57.5	$(21.3)

Basic earnings (loss) per share available to SiriusPoint common shareholders ⁽¹⁾	$2.05	$0.74	$0.51	$0.50	$(0.13)

Diluted earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$240.0	$86.8	$59.2	$57.6	$(21.3)
Net income allocated to SiriusPoint participating common shareholders	(0.1)	(0.1)	(0.1)	(0.1)	—
Net income (loss) allocated to SiriusPoint common shareholders	$239.9	$86.7	$59.1	$57.5	$(21.3)

Diluted earnings (loss) per share available to SiriusPoint common shareholders ⁽¹⁾	$1.97	$0.73	$0.50	$0.49	$(0.13)
(1)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net income (loss) available to SiriusPoint common shareholders	$240.0	$86.8	$59.2	$57.6	$(21.3)
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4
Average common shareholders’ equity attributable to SiriusPoint common shareholders	$2,139.9	$1,957.8	$1,865.5	$1,781.3	$2,116.2
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	44.9%	17.7%	12.7%	12.9%	(4.0)%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income (loss) available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Common shareholders’ equity attributable to SiriusPoint common shareholders	$2,269.8	$2,009.9	$1,905.7	$1,825.2	$1,737.4

Accumulated other comprehensive income (loss), net of tax	61.9	52.3	46.5	26.4	(4.1)
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	2,207.9	1,957.6	1,859.2	1,798.8	1,741.5

Intangible assets	121.2	123.6	135.1	137.9	140.8
Tangible common shareholders' equity attributable to SiriusPoint common shareholders	$2,148.6	$1,886.3	$1,770.6	$1,687.3	$1,596.6

Common shares outstanding	116,989,799	116,807,497	116,759,539	116,020,526	116,429,057
Effect of dilutive stock options, restricted share units and warrants	4,983,345	2,034,652	2,136,069	2,708,756	2,559,359
Book value per diluted common share denominator	121,973,144	118,842,149	118,895,608	118,729,282	118,988,416

Book value per common share	$19.40	$17.21	$16.32	$15.73	$14.92
Book value per diluted common share	$18.61	$16.91	$16.03	$15.37	$14.60
Book value per diluted common share ex. AOCI (1)	$18.10	$16.47	$15.64	$15.15	$14.64
Tangible book value per diluted common share (1)	$17.62	$15.87	$14.89	$14.21	$13.42
(1)Book value per diluted common share excluding AOCI and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per diluted common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.

SiriusPoint Ltd.
Net Corporate and Other Expenses - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net corporate and other expenses	$63.0	$62.5	$70.9	$60.6	$58.1

MGA Service expenses	$41.4	$48.5	$49.6	$43.1	$41.2

Corporate and other expenses	$13.9	$12.8	$19.0	$16.9	$14.4
Salaries, benefits and incentives	2.1	3.4	1.8	3.8	5.5
Professional fees	6.1	6.3	5.6	4.6	2.3
Taxes and regulatory fees	2.5	0.6	5.6	3.3	2.3
Corporate insurance	1.1	1.4	0.9	1.4	1.6
Depreciation	2.1	1.1	1.1	1.2	1.3
Other corporate expenses	—	—	4.0	2.6	1.4

Non-recurring corporate and other expenses	$7.7	$1.2	$2.3	$0.6	$2.5
Salaries, benefits and incentives	6.3	0.3	0.3	—	0.4
Professional fees	1.4	0.9	2.0	0.6	2.1

SiriusPoint Ltd.
Operating Net Income and Operating Earnings per Share
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income (loss) available to SiriusPoint common shareholders	$240.0	$(21.3)	$443.6	$183.9
Adjustments:
Gain on sale or deconsolidation of consolidated MGAs	(222.4)	—	(222.4)	(96.0)
Losses on strategic and other investments	6.0	34.3	5.4	90.5
MGA & Strategic Investment Rationalization	(216.4)	34.3	(217.0)	(5.5)

Loss on settlement of liability classified financial instruments and deal costs	—	6.7	—	97.4
Change in fair value of liability classified financial instruments	—	19.2	—	51.1
CMIG Instruments & Transactions	—	25.9	—	148.5

Expense related to loss portfolio transfers	7.2	28.9	27.4	44.6
Bermuda corporate income tax enactment	(13.0)	—	(13.0)	—
Foreign exchange (gains) losses	8.3	(12.9)	25.2	(10.0)
COVID-19 favorable reserve development	—	—	—	(19.9)
Other non-recurring items	6.5	—	(4.5)	—
Income tax expense on adjustments (1)	53.2	(11.4)	48.3	(38.1)
Operating net income	$85.8	$43.5	$310.0	$303.5

Weighted average number of diluted common shares used in the determination of earnings per share	121,838,966	161,378,360	121,648,050	169,470,681
Operating diluted earnings per share prior to participating shareholder adjustments	$0.70	$0.27	$2.55	$1.79
Effect of above and net income allocated to participating shareholders	—	—	—	(0.08)
Operating diluted earnings per share	$0.70	$0.27	$2.55	$1.71
(1)    For the three and twelve months ended December 31, 2025 and 2024, an effective tax rate of 19% and 15%, respectively, is applied to the above adjustments to calculate the associated income tax expense, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions.

SiriusPoint Ltd.
Operating Return on Average Common Shareholders’ Equity
(expressed in millions of U.S. dollars, except ratios)

	Three months ended		Twelve months ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Operating net income	$85.8	$43.5	$310.0	$303.5
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,009.9	2,494.9	1,737.4	2,313.9
Accumulated other comprehensive income (loss), net of tax - beginning of period	52.3	81.5	(4.1)	3.1
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	1,957.6	2,413.4	1,741.5	2,310.8
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,269.8	1,737.4	2,269.8	1,737.4
Adjustments to Net income to arrive at Operating net income	(154.2)	64.8	(133.6)	119.6
Accumulated other comprehensive income (loss), net of tax - end of period	61.9	(4.1)	61.9	(4.1)
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,053.7	1,806.3	2,074.3	1,861.1
Average common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	$2,005.7	$2,109.9	$1,907.9	$2,086.0
Annualized Operating ROE	17.1%	8.2%	16.2%	14.6%